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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                  FORM  8-K/A
                                AMENDMENT NO. 1


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported):  August 18, 1998



                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


          DELAWARE                              1-4300                              41-0747868
(State or Other Jurisdiction                  (Commission                        (I.R.S. Employer
     of Incorporation)                       File Number)                     Identification Number)


                            2000 POST OAK BOULEVARD
                                   SUITE 100
                           HOUSTON, TEXAS  77056-4400
                    (Address of Principal Executive Offices)


      Registrant's telephone number, including area code:  (713) 296-6000

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ITEM 5.          OTHER EVENTS

         On June 26, 1998, Apache Corporation ("Apache") filed a Registration Statement (the "Registration Statement") on Form S-3 (Registration No. 333-57785) with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Act"). The Registration Statement, which was declared effective by the SEC on July 6, 1998, covers one or more series of unsecured senior debt securities and/or one or more series of preferred stock, no par value, of Apache, for delayed or continuous offering pursuant to Rule 415 under the Act for an aggregate initial offering price not to exceed $500 million. Reference is made to the Registration Statement for further information concerning the terms of such debt securities and/or preferred stock and the offering thereof.

         As described in the preliminary Prospectus Supplement dated August 17, 1998, to the Prospectus dated June 26, 1998, subject to entering into an underwriting agreement, Apache expects to issue to Salomon Smith Barney (the "Underwriter"), for offering to the public, a number of Depositary Shares (the "Depositary Shares") each representing 1/10th of a share of _____% Cumulative Preferred stock Series B, no par value per share ("Series B Preferred Stock"). As of the date of this amendment, the exact number of Depositary Shares and the rate for the Series B Preferred Stock have not yet been finalized. The Preliminary Prospectus Supplement dated August 17, 1998, to the Prospectus dated June 26, 1998, is listed under Item 7 as Exhibit 99.1 and is incorporated herein by reference.

         The shares of Series B Preferred Stock will be issued under a Certificate of Designations, Preferences and Rights, the form of which is listed under Item 7 as Exhibit 4.1 and is incorporated herein by reference. The issuance of the Depositary Shares to the Underwriter will be pursuant to a Terms Agreement to be dated on or about August 20, 1998, and the Underwriting Agreement Basic Terms incorporated by reference therein. The Underwriting Agreement Basic Terms are listed under Item 7 as Exhibit 1.1 and are incorporated herein by reference.

         The shares of Series B Preferred Stock will be deposited with Norwest Bank Minnesota, National Association (the "Depositary") under a Deposit Agreement among Apache, the Depositary, and the holders from time of the depositary receipts (the "Depositary Receipts") issued by the Depositary thereunder. The Depositary Receipts will evidence the Depositary Shares. The form of Preferred Stock Certificate and the form of Deposit Agreement, including the form of Depositary Receipt, are listed under Item 7 as Exhibits
4.2 and 4.3, respectively, and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)      EXHIBITS.


EXHIBIT NO.                                             DESCRIPTION
-----------                                             -----------
     *1.1              Form of Underwriting Agreement Basic Terms, among Apache Corporation and the Underwriters.

    **4.1              Form of Certificate of Designations, Preferences and Rights of Series B Preferred Stock.

    **4.2              Form of Preferred Stock Certificate.

     *4.3              Form of Deposit Agreement, with form of Depositary Receipt.

    *23.1              Consent of general counsel relating to opinion of general counsel concerning Registration
                       Statement on Form S-3 (Reg. No. 333-57785).

  ***99.1              Preliminary Prospectus Supplement dated August 17, 1998, to Prospectus dated June 26, 1998.

    *99.2              Statement of computation of ratio of earnings to combined fixed charges and preferred stock dividends.


_________________

*     filed herewith
**    to be filed by amendment
***   previously filed

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.

                                        APACHE CORPORATION


Date:  August 19, 1998                  /s/ Z. S. Kobiashvili
                                        ----------------------------------------
                                        Z. S. Kobiashvili
                                        Vice President and General Counsel

                                 EXHIBIT INDEX


EXHIBIT NO.                                             DESCRIPTION
-----------                                             -----------
   *1.1              Form of Underwriting Agreement Basic Terms, among Apache Corporation and the Underwriters.

  **4.1              Form of Certificate of Designations, Preferences and Rights of Series B Preferred Stock.

  **4.2              Form of Preferred Stock Certificate.

   *4.3              Form of Deposit Agreement, with form of Depositary Receipt.

  *23.1              Consent of general counsel relating to opinion of general counsel concerning Registration
                     Statement on Form S-3 (Reg. No. 333-57785).

***99.1              Preliminary Prospectus Supplement dated August 17, 1998, to Prospectus dated June 26, 1998.

  *99.2              Statement of computation of ratio of earnings to combined fixed charges and preferred stock dividends.


_________________

*     filed herewith
**    to be filed by amendment
***   previously filed